SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 15, 2004

Date of Report (Date of Earliest Event Reported)

THE PEOPLES HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Mississippi	1-13253	64-0676974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi 38802-0709

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: (662)680-1001

ITEM 5: OTHER EVENTS AND REQUIRED FD DISCLOSURE.

At the close of business on July 15, 2004, The Peoples Holding Company issued a press release announcing the signing of a definitive agreement to acquire Heritage Financial Holding Corporation of Decatur, Alabama. The press release is filed as Exhibit 99.1 to this Form 8-K. The press release was also filed with the Securities Exchange Commission under Rule 425 under the Securities Act of 1933, as amended.

ITEM 9: REGULATION FD DISCLOSURE.

Furnished herewith as Exhibit 99.2 are the visual materials to be presented on July 16, 2004, in a webcast by The Peoples Holding Company concerning the definitive agreement entered into on July 15, 2004, to acquire Heritage Financial Holding Corporation of Decatur, Alabama. The visual presentation was also filed with the Securities Exchange Commission under Rule 425 under the Securities Act of 1933, as amended. The visual presentation is available on The Peoples Holding Company’s website at www.phcfc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEOPLES HOLDING COMPANY
Registrant

DATE: July 15, 2004	/s/ E. Robinson McGraw
E. Robinson McGraw
President & Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated July 15, 2004, issued by The Peoples Holding Company.

99.2	Visual presentation to be made via webcast on July 16, 2004, by The Peoples Holding Company.